Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Peter Zachariou, the Chief Executive Officer, Chairman of the Board of Directors, Treasurer and Secretary of PRIMA EASTWEST MODEL MANAGEMENT, INC. (the "Company"), DOES HEREBY CERTIFY that:

      1. The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 28th day of September, 2005.

                    /s/ Peter Zachariou
                    ------------------------------------
                    Peter Zachariou
                    Principal Executive Officer and
                    Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Prima EastWest Model Management, Inc. and will be retained by Prima EastWest Model Management, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.